UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Competitive Technologies, Inc.
(Name of Registrant as Specified in Its Charter)

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COMPETITIVE TECHNOLOGIES, INC.
777 Commerce Drive, Suite 100
Fairfield, Connecticut 06825

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on January 16, 2007

To the Stockholders of
COMPETITIVE TECHNOLOGIES, INC.

The Annual Meeting of Stockholders of COMPETITIVE TECHNOLOGIES, INC. will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on Tuesday, January 16, 2007, at 10:00 a.m. local time. The purposes of the meeting are:

1.	to elect six Directors to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified, and

2.	to transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed November 20, 2006, as the record date for the meeting. Owners of shares of common stock and preferred stock of Competitive Technologies, Inc. at the close of business on the record date are entitled to notice of the meeting and to vote at the meeting and any adjournments of the meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF CTT’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD. WE URGE YOU NOT TO VOTE FOR ANY INDIVIDUALS NOMINATED BY THE “COMMITTEE TO RESTORE STOCKHOLDER VALUE”, WHICH IS A GROUP AFFILIATED WITH JOHN B. NANO, A FORMER OFFICER OF CTT CURRENTLY INVOLVED IN LITIGATION WITH US.

If you have any questions or need assistance in voting your shares, please call the proxy solicitation firm assisting the Board of Directors in the solicitation of proxies as follows:

[insert name and number of firm]

WE URGE YOU TO VOTE YOUR SHARES PROMPTLY. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY PROMPTLY. YOU MAY BE ABLE TO VOTE YOUR SHARES VIA THE INTERNET OR BY TELEPHONE. PLEASE REFER TO THE ENCLOSED WHITE PROXY CARD FOR SPECIFIC VOTING INSTRUCTIONS.

By Order of the Board of Directors,

/s/ Kristin A. Kreuder
Kristin A. Kreuder
Assistant Secretary
Fairfield, Connecticut
December 18, 2006

PROXY STATEMENT

COMPETITIVE TECHNOLOGIES, INC.
777 Commerce Drive, Suite 100
Fairfield, Connecticut 06825

___________________

The Board of Directors is furnishing stockholders this Proxy Statement to solicit proxies to be voted at the annual meeting of stockholders of Competitive Technologies, Inc., a Delaware corporation (hereafter, “we”, “us”, or “CTT”). The meeting will be held on Tuesday, January 16, 2007, at 10:00 a.m. local time at the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

CTT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF CTT’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD. WE URGE YOU NOT TO VOTE FOR ANY INDIVIDUALS NOMINATED BY “THE COMMITTEE TO RESTORE STOCKHOLDER VALUE”, (THE “NANO COMMITTEE”), WHICH IS A GROUP AFFILIATED WITH JOHN B. NANO, A FORMER OFFICER OF CTT WHO IS CURRENTLY INVOLVED IN LITIGATION WITH US.

The Nano Committee has indicated that it will solicit proxies to elect their slate of directors. The Board of Directors believes that this action is not in your best interest and urges you not to sign or return any proxy card that the Nano Committee may send you.

Any proxy card sent to you by the Nano Committee would revoke any previously voted proxy card in support of CTT’s nominees. You can revoke any Nano Committee proxy card previously signed by you by signing, dating and mailing the enclosed WHITE proxy card in the enclosed envelope provided. The Board of Directors urges you not to mail, sign or send any proxy cards sent to you by the Nano Committee even as a vote of protest because a submission of a Nano Committee proxy card will revoke any previously voted proxy card in support of CTT’s nominees.

If you have any questions or need assistance in voting your shares, please call the firm assisting the Board of Directors in the solicitation of proxies:

[insert name and number of firm]

Each proxy received will be voted as you direct it to be voted. If you do not indicate on your proxy how you want your vote counted, your proxy will be voted FOR electing the nominees named below as directors. You may revoke your proxy at any time before the voting by notifying us; no formal procedure is required. Votes are tabulated by an independent agent and the results will be reported at the Annual Meeting.

If you complete and properly sign the accompanying proxy and return it to us, or vote via the internet or by telephone, it will be voted as you direct. If you are a stockholder of record (that is, you hold a stock certificate registered in your name on the books of our transfer agent, American Stock Transfer & Trust Company, as of the close of business on November 20, 2006), and attend the meeting, you may deliver your completed proxy in person, or vote in person at the meeting (proxies will be available at the meeting for that purpose), or revoke a previously submitted proxy and complete a new proxy.

However, if you hold your shares in “street name” as a beneficial owner (that is, your broker holds the stock in your account and you do not have a stock certificate), your broker may vote your shares on your behalf unless previously you have informed your broker not to do so, otherwise,

a)	you must return your voting instructions to your broker or nominee (that is, the holder of record), or

b)	you must vote your shares through your broker or nominee via the internet or by phone, or

c)
if you wish to vote in person at the meeting, you must obtain from the record holder and bring to the meeting a proxy signed by the record holder identifying you as the beneficial owner of the shares and giving you the right to vote the shares at the meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the meeting.)

CTT understands that the Nano Committee intends to solicit your proxy to elect its own slate of directors. Since his departure from CTT in June 2005, we have been involved in litigation with Mr. Nano. If you receive proxy materials from the Nano Committee, we urge you not to sign or return the Nano Committee proxy card.

We intend to mail or give to our stockholders on or about December 18, 2006, this Proxy Statement, including the Notice of Annual Meeting of Stockholders, and the accompanying proxy, together with our Annual Report and our Annual Report on Form 10-K.

Only holders of record of our 8,009,380 outstanding shares of common stock, $0.01 par value (“Common Stock”), and 2,427 outstanding shares of 5% preferred stock, $25 par value (“Preferred Stock”) at the close of business on November 20, 2006 (the “Record Date”), will be entitled to vote at the meeting. Each holder of record on the Record Date is entitled to one vote for each share of Common Stock or Preferred Stock held. If you abstain from voting, your shares will be counted as shares present and entitled to vote in determining the presence of a quorum for the meeting, but your shares will not be voted in determining approval of any matter submitted to stockholders for a vote. An abstention will have the same effect as a negative vote on a matter submitted to stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter (broker non-votes), those shares will be counted as shares present in determining the presence of a quorum for the meeting but they will not be considered present or entitled to vote with respect to that particular matter.

1. ELECTION OF DIRECTORS

At the meeting, stockholders will elect a Board of six directors by a plurality of the votes cast. Our Board of Directors (the “Board”) proposes the six nominees named below.

All of the nominees named below currently are directors of CTT. No director, executive officer or nominee is related by family to any other director, executive officer or nominee. If any nominee is unable to serve, we solicit discretionary authority to vote to elect another person unless we reduce the size of the Board. Each director will serve until the next annual meeting of stockholders, and until his or her successor has been elected and qualified, or until his or her earlier resignation or removal. We have no reason to believe that any nominee will not be available for election as a director for the prescribed term.

The following table sets forth information regarding each nominee for director according to the information furnished to us by each such nominee:

Name	Age	Positions currently held with CTT	Committee memberships	Director of CTT since

Richard E. Carver	69	Director and Chairman of the Board of Directors	C, N	January 2000

George W. Dunbar, Jr.	60	Director	C, N*	November 1999

Donald J. Freed, Ph.D.	64	Director, President and Chief Executive Officer	--	January 2005

Maria-Luisa Maccecchini, Ph.D.	55	Director	A, N	January 2005

Charles J. Philippin	56	Director	A, C*	June 1999

John M. Sabin	51	Director	A*	December 1996

A - Audit Committee
C - Compensation and Stock Option Committee
N - Nominating and Corporate Governance Committee
* - Committee Chair

Richard E. Carver. Mr. Carver is the President and Chief Executive Officer of MST America, an international business strategies consultancy. Mr. Carver has served in this capacity since January 1995. From November 1998 to April 2000, he served as President and Chief Executive Officer of RPP America, a seller of solid waste wrapping systems. From May 1988 to December 1999, he was Chairman and Chief Executive Officer of Carver Lumber Company, a provider of building materials for new home construction and prefabrications. In 1973 he was elected mayor of Peoria, IL and served in that capacity until 1984 when he resigned to become an Assistant Secretary for Financial Management of the Air Force. During that same period, he served as president of the U.S. Conference of Mayors, a director of the National League of Cities, a member of the President’s Advisory Commission on Intergovernmental Relations, president of the National Conference of Republican Mayors, and a member of the President’s Commission on Housing. Mr. Carver is also Chairman of the Advisory Board of Americorps National Civilian Community Corps.

George W. Dunbar, Jr. Mr. Dunbar currently is the President and Chief Executive Officer, and a member of the Board of Directors of Aastrom Biosciences, Inc. (Nasdaq: ASTM), a company that is developing products for the repair and regeneration of multiple human tissues based on adult stem cell technology. Mr. Dunbar has served in this capacity since July 2006. From February 2004 to October 2005, at which time the company was sold to Invitrogen Corporation, Mr. Dunbar served as the Chief Executive Officer and Director of Quantum Dot Corporation, a privately held bioscience company commercializing proprietary labeling and detection nanotechnology with applications in life science research and medicine. From February 2003 to 2004, when the company was restructured and sold, Mr. Dunbar served as President, Chief Executive Officer and Director of Targesome, Inc., an early stage developer of targeted nanoparticle drug delivery technology. From September 2000 to November 2002, he was Chief Executive Officer of EPIC Therapeutics, Inc., a drug delivery technology company. He also served as acting President and Chief Executive Officer of StemCells, Inc. from February 2000 to January 2001, and acting President of StemCells California, Inc. (a wholly-owned subsidiary of StemCells, Inc., developers of organ-specific, human stem cell technologies), from November 1999 to January 2001. Mr. Dunbar also serves as a Director of Sonus Pharmaceuticals, Inc.

Dr. Donald J. Freed. Dr. Freed has been our President and Chief Executive Officer since June 2005. Prior to this position, from January 2004 through June 2005, Dr. Freed served as our Executive Vice President and Chief Technology Officer. From April 2003 to December 2003, Dr. Freed was a consultant to us. From November 1998 through March 2003, he served as Vice President, Business Development, and prior thereto, as Vice President of Marketing, of Nanophase Technologies Corporation, a publicly held nanomaterials company. His background is in commercializing new technologies. Dr. Freed was responsible for the successful start-up of advanced materials initiatives in three large multi-national firms, and has extensive experience in licensing and technology transfer on a global basis throughout Europe and Asia. Dr. Freed has been an advisor to the Nanobusiness Alliance and a frequent speaker at public nanotechnology forums.

Dr. Maria-Luisa Maccecchini. Dr. Maccecchini is a partner in three “angel” funds that invest in early stage biotechnology companies: Robin Hood Ventures, Mid-Atlantic Angel Group and Business Angels Switzerland. She actively promotes biotechnology early stage companies with strategic and financial assistance. From March 2004 to April 2005, Dr. Maccecchini was President of Biomaterials Worldwide of Synthes, Inc., an international medical device company specializing in the development, manufacture and marketing of instruments and implants for the surgical treatment of bones (osteosynthesis). From 2002 to 2004, Dr. Maccecchini was a strategic consultant to companies planning to enter the biotech industry. In 1991, Dr. Maccecchini founded Symphony Pharmaceuticals, Inc., later renamed Annovis, Inc., a biotech company that performs research, development, manufacturing and marketing of nucleic acid-based products and services, specifically focused on brain associated diseases and genomics. She served as President and Chief Executive Officer of Symphony Pharmaceuticals, Inc. from 1991 to 2002, when she sold the company to Transgenomic. In addition, Dr. Maccecchini serves on the boards of private biotech companies and organizations that promote biotechnology, entrepreneurship, women and international trade.

Charles J. Philippin. Mr. Philippin is a Principal of Garmark Advisors, LLC, a mezzanine investment fund, and has served in this capacity since May 2002. From June 2000 to January 2003, he served as Chief Executive Officer of Accordia, Inc., formerly On-Line Retail Partners, a provider of management and technology resources for branded e-commerce businesses. From July 1994 to May 2000, he served as a member of the management committee of Investcorp International, Inc., a global investment group acting as a principal and intermediary in international investment transactions. Prior to 1994, he was a partner with PriceWaterhouseCoopers. Mr. Philippin also serves as a Director of Samsonite Corp., CSK Auto Corp. and Alliance Laundry Systems, LLC.

John M. Sabin. Mr. Sabin has served as Chief Financial Officer and General Counsel of Phoenix Health Systems, Inc., a health care IT consulting and outsourcing firm, since October 2004. From January 2000 to October 2004, he served as Chief Financial Officer and General Counsel of NovaScreen Biosciences Corporation, a developer of biotechnology-based tools to accelerate drug discovery and development. From September 1999 to January 2000, he was a business consultant. From May 1998 to September 1999, he served as Executive Vice President and Chief Financial Officer of Hudson Hotels Corporation, a limited service hotel development and management company. Mr. Sabin also serves as a Trustee of Hersha Hospitality Trust, a Trustee of Prime Group Realty Trust and a Director of North American Scientific, Inc. Mr. Sabin is a certified public accountant and is admitted to the bar in several states.

BOARD MEETINGS AND COMMITTEES

The members of the committees of the Board are as follows:

Audit Committee	Compensation and Stock Option Committee	Nominating and Corporate Governance Committee

John M. Sabin, Chairman	Charles J. Philippin, Chairman	George W. Dunbar, Jr., Chairman

Maria-Luisa Maccecchini	Richard E. Carver	Richard E. Carver

Charles J. Philippin	George W. Dunbar, Jr.	Maria-Luisa Maccecchini

Corporate Governance Principles

Our Restated Certificate of Incorporation, Amended and Restated Bylaws, Corporate Governance Principles and the charters of the Audit Committee, the Compensation and Stock Option Committee (the “Compensation Committee”) and the Nominating and Corporate Governance Committee (the “Nominating Committee”) provide the framework for managing and governing CTT.

The Board is elected by and responsible to our stockholders. Except with respect to matters reserved to stockholders, the Board is the ultimate decision making body of CTT. In that capacity, the Board takes an engaged and focused approach to its responsibilities and duties, and sets standards to better ensure that we are committed to business success and enhancement of stockholder value by maintaining the highest standard of responsibility and ethics. The Board has designed its governance approach to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance.

Our employees, managers and officers conduct our business under the direction of senior management and the leadership of our Chief Executive Officer (“CEO”), who are accountable to the Board and ultimately to the stockholders. Management is responsible for the day-to-day operation of our business, strategic planning, budgeting, financial reporting and risk management.

Our Corporate Governance Principles (and the Amended and Restated Bylaws), provide that a majority of the Board shall be independent directors in accordance with the rules of the American Stock Exchange and any other applicable legal or regulatory requirements. They also establish factors for the Board to consider in nominating or appointing directors, including:

--	reputation, strength of character, integrity, business ethics and, for non-management directors, independence of the individual;

--	business, government or other professional experience and acumen;

--	the number of other companies as to which the individual serves as a director and the individual’s time availability to serve CTT;

--	knowledge and expertise in life, digital, nano or physical sciences and related business enterprises, and other skills relevant to our business;

--	diversity; and

--	tenure as a member of our Board.

Audit Committee

The function of the Audit Committee is to assist the Board in fulfilling its responsibility to the stockholders relating to our corporate accounting matters, financial reporting practices, and the quality and integrity of our financial reports. The Audit Committee’s purpose is to assist the Board with overseeing:

--	the reliability and integrity of our financial statements, accounting policies, internal controls and disclosure practices;

--	our compliance with legal and regulatory requirements, including our disclosure controls and procedures;

--	our independent auditor’s qualifications, engagement, compensation, and independence;

--	the performance of our independent auditor; and

--	the production of an annual report of the Audit Committee for inclusion in our annual proxy statement.

The Audit Committee is to be composed of not less than three of our independent directors. The Board has determined that each member of the Audit Committee is an independent director in accordance with the applicable rules of the American Stock Exchange and the Securities Exchange Act of 1934. It has also determined that each member is financially literate and has identified Mr. Sabin and Mr. Philippin, both of whom are certified public accountants, as audit committee financial experts as defined by the Securities and Exchange Commission. The Audit Committee operates pursuant to its charter, which was adopted by the Board, a copy of which was filed as Appendix A to our 2004 Proxy Statement. The Audit Committee evaluates the adequacy of its charter annually.

Compensation and Stock Option Committee

The purpose of the Compensation Committee is to:

--
review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s compensation level based on this evaluation;

--	review and approve the compensation of our other officers based on recommendations from the CEO;

--
review, approve and make recommendations to the Board with respect to incentive compensation plans or programs, or other equity-based plans or programs, including but not limited to our Annual Incentive Plan, our 1997 Employees’ Stock Option Plan, and our 401(k) Plan; and

--	produce an annual report of the Compensation Committee on executive compensation for inclusion in our annual proxy statement.

The Compensation Committee is to be composed of not less than three of our independent directors. The Board has determined that each member of the Compensation Committee is (a) an independent director in accordance with the applicable rules of the American Stock Exchange and any other applicable legal or regulatory requirement, (b) a non-employee director within the meaning of Rule 16-b3(i) under the Securities Exchange Act of 1934, and (c) an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the “Internal Revenue Code”).

Nominating and Corporate Governance Committee

The purpose of the Nominating Committee is to:

--	identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;

--	recommend to the Board candidates for all directorships to be filled by the Board or our stockholders;

--	in consultation with the Chairman of the Board, recommend to the Board members of the Board to be appointed to committees of the Board and the chairpersons thereof, including filling any vacancies;

--	develop and recommend to the Board a set of corporate governance principles applicable to us;

--	oversee, evaluate and monitor the Board and its individual members, and our corporate governance principles and procedures; and

--	fulfill such other duties and responsibilities as may be set forth in its charter or assigned by the Board from time to time.

The Nominating Committee is to be composed of not less than three of our independent directors. The Board has determined that each member of the Nominating Committee is an independent director in accordance with the applicable rules of the American Stock Exchange and any other applicable legal or regulatory requirement. The Nominating Committee operates pursuant to its charter, which was adopted by the Board, a copy of which was filed as Appendix B to our 2004 Proxy Statement.

The Nominating Committee will consider nominees recommended by stockholders but it has not identified any special procedures stockholders need to follow in submitting such recommendations. The Nominating Committee has not identified any such procedures because as discussed below under the heading “Stockholder Communications to the Board,” stockholders are free to send communications in writing directly to the Board, committees of the Board, and/or individual directors, at our corporate address in care of our Secretary.

Board Meetings and Attendance

During the year ended July 31, 2006, the Board held seven (7) meetings. During the same period, the Audit Committee met eight (8) times, the Compensation Committee met five (5) times, and the Nominating Committee met once. All of the directors standing for re-election attended at least 90% of the aggregate number of meetings of the Board and committees of which the director was a member. CTT does not have a specific policy regarding directors’ attendance at the annual meeting of stockholders. All directors attended the annual meeting of stockholders held on January 17, 2006.

Stockholder Communications to the Board

Stockholders may send communications in writing to the Board, committees of the Board, and/or to individual directors, at our corporate address in care of our Secretary. Written communications addressed to the Board are reviewed by the Chairman of the Board for appropriate handling. Written communications addressed to an individual Board member are forwarded to that person directly.

BENEFICIAL OWNERSHIP OF SHARES

The following information indicates the beneficial ownership of our Common Stock by each director and nominee, by our three Named Executive Officers (as defined under the caption “Executive Compensation” below), and by each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock. The indicated owners furnished such information to us as of November 20, 2006, except as otherwise indicated in the footnotes.

Names of Beneficial Owners (and address, if ownership is more than 5%)	Amount Beneficially Owned	(A)	Percent	(B)

Directors, nominees and executive officers
Richard E. Carver	88,604	(C)	1.1%
Michael D. Davidson	29,532	(D)	--
George W. Dunbar, Jr.	86,109	(E)	1.1%
Donald J. Freed	69,080	(F)	--
Michael E. Kiley	47,487	(G)	--
Maria-Luisa Maccecchini	24,500	(H)	--
Charles J. Philippin	124,884	(I)	1.6%
John M. Sabin	61,484	(J)	--

All directors, nominees and executive officers as a group	531,680	(K)	6.3%

___________________
(A)	Except as indicated in the notes that follow, the designated person or group has sole voting and investment power.

(B)	Percentages of less than 1% are not shown.

(C)	Consists of 24,604 shares of Common Stock plus 64,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Carver.

(D)
Consists of 7,032 shares of Common Stock plus 22,500 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Davidson. Includes 5,032 shares of Common Stock held under our 401(k) Plan, as to which Mr. Davidson has full investment power. Does not include 1,677 unvested shares of Common Stock allocated to Mr. Davidson under our 401(k) Plan.

(E)	Consists of 16,109 shares of Common Stock and 70,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Dunbar.

(F)
Consists of 24,080 shares of Common Stock plus 45,000 stock options deemed exercised solely for purposes of showing total shares owned by Dr. Freed. Includes 9,080 shares of Common Stock held under our 401(k) Plan, as to which Dr. Freed has full investment power.

(G)
Consists of 13,737 shares of common stock plus 33,750 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Kiley. Includes 5,237 shares of common stock held under our 401(k) Plan, as to which Mr. Kiley has full investment power. Does not include 1,745 unvested shares of common stock allocated to Mr. Kiley under our 401(k) Plan.

(H)	Consists of 4,500 shares of common stock plus 20,000 stock options deemed exercised solely for purposes of showing total shares owned by Dr. Maccecchini.

(I)	Consists of 54,884 shares of Common Stock plus 70,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Philippin.

(J)
Consists of 11,484 shares of Common Stock plus 50,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Sabin. Includes 200 shares of Common Stock held by his spouse.

(K)	Consists of 156,430 shares of Common Stock plus 375,250 stock options to purchase shares of Common Stock deemed exercised solely for purposes of showing total shares owned by the group.

At November 20, 2006, the stock transfer records maintained by us with respect to our Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares.

EXECUTIVE COMPENSATION

Our most recent fiscal year ended July 31, 2006. Thus, references herein to 2006 is the year ended July 31, 2006, and 2005 and 2004 are the years ended July 31, 2005, and 2004, respectively.

Summary Compensation

The following table summarizes the total compensation awarded to, earned by or paid by us for services rendered during each of the last three fiscal years to the three individuals who served as our executive officers during the year ended July 31, 2006 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards
Name and		Annual Compensation		Securities	All Other
Principal Position	Year	Salary ($)	Bonus ($)	Underlying Options (#)	Compensation ($)

Donald J. Freed President and Chief Executive Officer since June 14, 2005; previously Executive Vice President and Chief Technology Officer since January 1, 2004	2006 2005 2004	325,000 242,789 116,667	60,000 160,000 30,000	50,000 40,000 25,000	21,470 (A) 10,619 (B) 73,180 (C)

Michael E. Kiley (D) Executive Vice President and Chief Operating Officer since July 27, 2006; previously Executive Vice President and Chief Technology Officer since August 15, 2005	2006	225,000	50,000	35,000	12,670 (E)

Michael D. Davidson Senior Vice President and Chief Financial Officer since July 27, 2006; previously Vice President and Chief Financial Officer since May 3, 2004	2006 2005 2004	195,000 150,000 37,500	29,000 72,500 10,000	20,000 20,000 10,000	12,670 (E) 8,483 (F) --

_

(A)	Consists of vested CTT discretionary contribution to 401(k) Plan ($12,670 paid in 5,357 shares of Common Stock) and $8,800 car allowance.

(B)	Consists of vested CTT discretionary contribution to 401(k) Plan ($10,619 paid in 1,693 shares of Common Stock).

(C)	Consists of income earned as a consultant to us ($65,080) prior to full time employment, and vested CTT discretionary contribution to 401(k) Plan ($8,100 paid in 2,030 shares of Common Stock).

(D)	Mr. Kiley resigned his employment with CTT on November 27, 2006.

(E)	Consists of vested CTT discretionary contribution to 401(k) Plan ($12,670 paid in 5,357 shares of Common Stock).

(F)	Consists of CTT discretionary contribution (25% vested) to 401(k) Plan ($8,483 paid in 1,352 shares of Common Stock).

Option Grants

The following table summarizes the stock options granted to the Named Executive Officers during the year ended July 31, 2006.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
Name	Options Granted # (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value under Black-Scholes Pricing Model (2)

Donald J. Freed	50,000	26%	$5.34	10/17/15	$177,700

Michael E. Kiley	35,000	18%	$5.34	10/17/15	$124,390

Michael D. Davidson	20,000	10%	$5.34	10/17/15	$71,080
________________
(1) Options vest 25% per year over four years beginning August 1, 2006.
(2) Estimated on grant date assuming no dividend yield, 80.2% expected volatility, 3.9% risk-free interest rate, and a 5 year expected option life.

Option Exercises and Year End Value

For the Named Executive Officers, the following table summarizes aggregated stock option exercises during the year ended July 31, 2006, and stock options held at July 31, 2006.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/ Unexercisable

Donald J. Freed	--	-/-	16,250/86,250	$-/$-
Michael E. Kiley	--	-/-	20,000/55,000	$-/$-
Michael D. Davidson	--	-/-	12,500/37,500	$-/$-

A summary of total compensation paid to the Named Executive Officers for the year ended July 31, 2006, is as follows:

	Annual Compensation		Long Term Compensation
Name	Salary	Bonus	Present value of stock options granted (Black- Scholes) (A)	Perquisites	All Other Compensation		Total Compensation Paid

Donald J. Freed	$325,000	$60,000	$177,700	$--	$21,470	(B)	$584,170

Michael E. Kiley	225,000	50,000	124,390	--	12,670	(C)	412,060

Michael D. Davidson	195,000	29,000	71,080	--	12,670	(C)	307,750

(A)	Estimated on grant date assuming no dividend yield, 80.2% expected volatility, 3.9% risk-free interest rate, and a 5 year expected option life.

(B)	Consists of vested CTT discretionary contribution to 401(k) Plan ($12,670 paid in 5,357 shares of common stock) and $8,800 car allowance.

(C)	Consists of vested CTT discretionary contribution to 401(k) Plan ($12,670 paid in 5,357 shares of common stock).

Employment Agreements

Effective October 1, 2005, CTT and Dr. Freed amended and restated Dr. Freed’s employment agreement, and further amended Dr. Freed’s employment agreement on February 15, 2006. The amended and restated agreement provides for his employment as our President and CEO at a base compensation of $325,000 per year, subject to change upon approval of our Compensation Committee. We and Dr. Freed agreed that his employment is at will and can be terminated by either party at any time and for any reason. The agreement also provides for:

--
an expense allowance whereby Dr. Freed will be reimbursed for business related expenses reasonably and necessarily incurred and advanced by Dr. Freed in performing his duties for us, subject to and in accordance with our policies as they exist from time to time;

--	a car allowance in the amount of $800 per month;

--
participation in all employee benefit plans and programs offered, from time to time, to our executive employees, subject to the same terms and conditions as such benefits are provided by us and at the discretion of the Board, including our annual incentive plan. All such benefits are subject to plan documents (where applicable) and our policies and procedures. Nothing guarantees that any specific benefit will be provided or offered by us, and we have the right to add, modify, or terminate benefits at any time;

--
upon a termination of employment due to death or disability (as defined in the agreement), we shall pay base compensation and accrued benefits to Dr. Freed’s estate through date of termination, and, in the event of a disability, shall provide a continuation of medical benefits through the end of the then current fiscal year. In addition, any previously granted but unvested stock options (“Plan Options”) will become fully vested and immediately exercisable;

--
upon a termination of employment by Dr. Freed for good reason (as defined in the agreement), or if we terminate Dr. Freed’s employment without cause (as defined in the agreement), Dr. Freed shall be entitled to receive all accrued but unpaid salary and benefits through the date of termination plus a severance benefit. The severance benefit consists of a continuation of base compensation and group insurance benefits for a period of six (6) months, and continued vesting of Plan Options issued for a period of six (6) months or until the next employment anniversary date, whichever is longer;

--
upon a resignation of employment other than for good reason (as defined in the agreement), or if we terminate Dr. Freed’s employment for cause (as defined in the agreement), we shall have no liability to Dr. Freed except to pay his base compensation and any accrued benefits through his last day worked, and he shall not be entitled to receive any severance or other benefits; and

--
upon a termination of employment without cause in conjunction with a change in control, (as defined in the agreement), Dr. Freed will be entitled to receive all accrued but unpaid salary and benefits through the date of the termination plus a change in control benefit. The change in control benefit consists of continuation of his base compensation and group insurance benefits for a period of twelve (12) months, and full vesting and immediate ability to exercise any previously granted but unvested Plan Options.

On February 15, 2006, CTT and Mr. Kiley entered into an employment agreement. Pursuant to the terms of the agreement, Mr. Kiley was employed as Executive Vice President and Chief Technology Officer, and received an annual base compensation of $225,000, subject to change upon approval of our Board of Directors. On July 27, 2006, our Board appointed Mr. Kiley to the position of Executive Vice President and Chief Operating Officer. We and Mr. Kiley agreed that his employment was at will and could be terminated by either party at any time and for any reason. The agreement also provided for:

--
an expense allowance whereby Mr. Kiley will be reimbursed for business related expenses reasonably and necessarily incurred and advanced by Mr. Kiley in performing his duties for us, subject to and in accordance with our policies as they exist from time to time;

--
participation in all employee benefit plans and programs offered, from time to time, to our executive employees, subject to the same terms and conditions as such benefits are provided by us and at the discretion of the Board, including our annual incentive plan. All such benefits are subject to plan documents (where applicable) and our policies and procedures. Nothing guarantees that any specific benefit will be provided or offered by us, and we have the right to add, modify, or terminate benefits at any time;

--
upon a termination of employment due to death or disability (as defined in the agreement), we shall pay base compensation and accrued benefits to Mr. Kiley’s estate through date of termination, and, in the event of a disability, shall provide a continuation of medical benefits through the end of the then current fiscal year. In addition, any Plan Options will become fully vested and immediately exercisable;

--
upon a termination of employment for good reason (as defined in the agreement), or if we terminate Mr. Kiley’s employment without cause (as defined in the agreement), Mr. Kiley shall be entitled to receive all accrued but unpaid salary and benefits through the date of termination plus a severance benefit. The severance benefit consists of a continuation of base compensation and group insurance benefits for a period of six (6) months, and continued vesting of Plan Options issued for a period of six (6) months or until the next employment anniversary date, whichever is longer;

--
upon a resignation of employment other than for good reason (as defined in the agreement), or if we terminate Mr. Kiley’s employment for cause (as defined in the agreement), we shall have no liability to Mr. Kiley except to pay his base compensation and any accrued benefits through his last day worked, and he shall not be entitled to receive any severance or other benefits; and

--
upon a termination of employment without cause in conjunction with a change in control, (as defined in the agreement), Mr. Kiley will be entitled to receive all accrued but unpaid salary and benefits through the date of the termination plus a change in control benefit. The change in control benefit consists of continuation of his base compensation and group insurance benefits for a period of twelve (12) months, and full vesting and immediate ability to exercise any previously granted but unvested Plan Options.

On November 27, 2006, Mr. Kiley resigned his employment with CTT. On November 28, 2006, CTT and Mr. Kiley entered into an Independent Consulting Agreement with an initial term of six months, renewable for additional six month terms by mutual consent. Under the terms of the agreement, Mr. Kiley will be an independent contractor to CTT and will not be entitled to receive any benefits generally available to employees. Mr. Kiley has executed a release in favor of CTT.

Other Arrangements

401(k) Retirement Savings Plan

Effective January 1, 1997, we established the Competitive Technologies, Inc. 401(k) Plan, a defined contribution plan qualified under section 401(k) of the Internal Revenue Code (the “401(k) Plan”). Participation in the 401(k) Plan is voluntary and open to all employees who are at least 21 years of age and meet certain service requirements. Employees may defer compensation up to a specific dollar amount set by the Internal Revenue Service each calendar year. We do not make matching contributions, and employees are not allowed to invest in our stock under the 401(k) Plan. Employee contributions are fully vested when made.

The Board may authorize us to make discretionary contributions to the 401(k) Plan, subject to limitations set forth in the Internal Revenue Code, and payable in shares of our Common Stock valued as of the date the shares are contributed to the 401(k) Plan. Employees vest in our discretionary contribution ratably over four (4) years of service, with a year of service defined as twelve (12) consecutive months during which an employee is employed for at least 1,000 hours. After an employee has completed four years of service, our discretionary contributions are fully vested when they are made, except that once an employee reaches sixty (60) years of age, the employee becomes fully vested regardless of year of service. Forfeitures are re-allocated to the remaining employees in the 401(k) Plan. When discretionary contributions are authorized, the Board determines the method for allocation among participants in accordance with the 401(k) Plan: based on compensation, based on a per capita allocation, or based on a combination of per capita and compensation.

For the years ended July 31, 2006, 2005 and 2004, the Board authorized discretionary contributions of $125,000, $100,000 and $100,000, respectively, payable in shares of Common Stock. The Named Executive Officers received the following allocations of our discretionary contributions: for Dr. Freed, 5,357, 1,693 and 2,030 shares, respectively, for 2006, 2005 and 2004, for Mr. Kiley, 5,357 shares for 2006 (Mr. Kiley has 3,492 total vested shares), and for Mr. Davidson, 5,357, and 1,352 shares, respectively, for 2006 and 2005, (of which 3,355 total shares are vested).

Annual Incentive Plan

The Competitive Technologies, Inc. Annual Incentive Plan was approved by our Board on November 22, 2005 (the “Incentive Plan”). This Incentive Plan replaced a prior plan. The Compensation Committee administers the Incentive Plan. The Compensation Committee may suspend or amend the Incentive Plan at any time from time to time, and the Board may terminate the Incentive Plan.

The Incentive Plan provides for eligible employees to earn an annual bonus incentive in cash. The targeted annual bonus incentive award is a percentage of the participant’s salary earned during the plan year, as defined in the Incentive Plan, and is comprised of two parts, 50% of which is dependent upon attainment of financial performance metrics that serve as our company wide goals and objectives and are set at the beginning of the year (the “Company Component”), and 50% of which is dependent upon the individual’s performance compared to each individual’s pre-established goals and objectives (the “Individual Component”). If our financial performance is less than 70% of its goal, there will be no award for the Company Component. If our financial performance is more than 120% of its goal, then the Company Component award will increase to up 125% of the award, and may, under certain conditions, as defined, increase up to a maximum of 200% of the award. If a participant meets his or her individual goals, we may pay the Individual Component regardless of whether the Company Component is met.

For the years ended July 31, 2006, 2005 and 2004, we charged $143,608, $291,423 and $175,000, respectively, to expense for annual bonus incentive awards to employees other than the Named Executive Officers. In addition, for the year ended July 31, 2005, $800,000 was charged to expense for commissions paid under our terminated prior annual incentive plan.

1997 Employees’ Stock Option Plan

The 1997 Employees’ Stock Option Plan (the “Stock Option Plan”) provides for the granting of stock options to purchase our Common Stock. The stock options may be either incentive stock options pursuant to Section 422 of the Internal Revenue Code or non-statutory stock options. Stock options granted under the Stock Option Plan must be granted at not less than 100% of the fair market value on the date of grant. The Compensation Committee determines the vesting period for the stock options. Stock options expire upon termination of the grantee’s employment, or ten (10) years after the grant date. In certain instances stock options which are vested or become vested upon the happening of an event or events specified by the Compensation Committee, may continue to be exercisable through up to 10 years after the grant date, irrespective of the termination of the optionee’s employment with us. No options may be granted pursuant to this plan after September 30, 2007.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance (excluding options outstanding)

Equity compensation plans approved by security holders	992,973	$5.46	447,075

DIRECTOR COMPENSATION

Each of our non-employee directors is paid an annual cash retainer of $10,000 (paid quarterly in arrears) for their services to CTT. In addition, the directors are issued shares of Common Stock pursuant to our 1996 Directors’ Stock Participation Plan, as amended, and are granted stock options to purchase Common Stock pursuant to our 2000 Directors Stock Option Plan, both as described below. In addition, effective in fiscal year 2005 the Chairman of the Board and the Chairman of the Audit Committee are paid annual stipends for the additional responsibilities and time commitments required of them. Mr. Carver as Chairman of the Board received stipends of $48,000 and $12,000 in 2006 and 2005, respectively. Mr. Sabin as Chairman of the Audit Committee received a $6,000 stipend both in 2006 and 2005.

Each non-employee director also is paid $1,000 for each Board meeting attended and $500 for each committee meeting that they attend. All directors are reimbursed for out-of-pocket expenses incurred to attend Board and committee meetings.

Pursuant to our 1996 Directors’ Stock Participation Plan, as amended, on the first business day of January, each non-employee director who has been elected by the stockholders and has served at least one full year as a director is issued a number of shares of Common Stock equal to the lesser of (a) $15,000 divided by the per share fair market value of such stock on the issuance date, or (b) 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year but prior to the January issuance date, we will issue to the director shares of Common Stock on a pro-rata basis up to the termination date. Common Stock may not be issued pursuant to this plan after January 2, 2011. In January 2006, we issued an aggregate of 12,500 shares under this plan (2,500 shares to each of the five independent directors).

Pursuant to our 2000 Directors Stock Option Plan, non-employee directors are granted 10,000 fully vested, non-qualified stock options to purchase our Common Stock on the date the individual first is elected a director, whether by the stockholders or by the Board, and is granted additional grants of 10,000 stock options on the first business day of January thereafter, provided the individual still is a director. The stock options granted are at an exercise price not less than 100% of the fair market value of the Common Stock at the grant date, and have a term of ten years from the grant date. If an individual’s directorship terminates because of death or permanent disability, the stock options may be exercised within one year after termination. If the termination is for any other reason, the stock options may be exercised within 180 days after termination. However, the Board has the discretion to amend previously granted stock options to provide that such stock options may continue to be exercisable for specified additional periods following termination. In no event may a stock option be exercised after the expiration of its ten-year term. Stock options may not be granted pursuant to this plan after the first business day of January 2010. On January 3, 2006, we granted 50,000 stock options under this plan (10,000 stock options to each of the five independent directors) at an exercise price of $4.00. The exercise prices were equal to the market price of the Common Stock on the grant date.

A summary of total fees and other compensation paid to our directors for the year ended July 31, 2006, is as follows:

Name	Cash (A)	Present value of stock options granted (Black- Scholes) (B)	Value of Common Stock received (C)	All other (D)	Total compensation paid

Richard E. Carver	$69,000	$26,796	$10,000	$1,000	$106,796

George Dunbar	19,500	26,796	10,000	--	56,296

Maria-Luisa Maccecchini	21,000	26,796	10,000	--	57,796

Charles J. Philippin	22,500	26,796	10,000	--	59,296

John M. Sabin	27,000	26,796	10,000	--	63,796

(A)	Consists of directors’ fees, Board and Audit Committee chairman’s stipends, if applicable, and meeting fees.

(B)	Estimated on grant date assuming no dividend yield, 80.3% expected volatility, 4.4% risk-free interest rate, and a 5 year expected option life.

(C)	Based on 2,500 shares issued to each director valued at a price of $4.00 per share.

(D)	Consists of consulting fees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and officers, and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the American Stock Exchange. SEC regulations require reporting persons to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports received or written representations from certain reporting persons with respect to fiscal 2006, we believe that all reporting persons complied with all applicable reporting requirements, except that one report on Form 4 for one transaction was not timely filed by Dr. Maccecchini.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Carver, Mr. Dunbar and Mr. Philippin were members of the Compensation Committee during 2006. There were no Compensation Committee interlocking relationships in 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no transactions to be reported under this item.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

This report of the Compensation and Stock Option Committee (the “Committee”) shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Acts”), except to the extent that CTT specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

CTT’s compensation program consists of base salary, bonus, stock options, other incentive awards and other benefits, which the Committee generally reviews annually. The Committee’s overall philosophy is to align compensation with our business strategy and to support achievement of our long-term goals. In order to attract and retain competent executives, we believe that it is essential to maintain an executive compensation program that provides overall compensation competitive with that paid to executives with comparable qualifications and experience.

The purpose of CTT’s Incentive Plan, which was approved by the Board on November 22, 2005, is to attract and retain personnel of experience and ability by providing an incentive to those who contribute to the successful operation of CTT. The Incentive Plan provides for eligible employees to earn an annual bonus incentive in cash. The targeted annual bonus incentive award is a percentage of the participant’s salary earned during the plan year, as defined in the Incentive Plan, and is comprised of two parts, 50% of which is dependent upon attainment of financial performance metrics that serve as our company wide goals and objectives and are set at the beginning of the year (the “Company Component”), and 50% of which is dependent upon the individual’s performance compared to each individuals’ pre-established goals and objectives (the “Individual Component”). If our financial performance is less than 70% of its goal, there will be no award for the Company Component. If our financial performance is more than 120% of its goal, then the Company Component award will increase up to 125% of the award and may, under certain conditions, as defined, increase up to a maximum of 200% of the award. If a participant meets his or her individual goals, we may pay the Individual Component regardless of whether the Company Component is met. The Committee may suspend or amend the Incentive Plan at any time from time to time, and the Board may terminate the Incentive Plan.

The Committee also determines the number and terms of stock options to grant to all employees pursuant to the Stock Option Plan. This plan provides additional long-term incentive for employees to maximize stockholder value and to attract, retain and motivate our employees to continue employment with us. To encourage and recognize the cooperative teamwork of all employees that is required to achieve our goals, we grant stock options to all employees to give them a proprietary interest in CTT.

Dr. Freed’s and Mr. Kiley’s base salary and compensation packages were reviewed in detail by the Committee. The Committee previously hired nationally recognized compensation consulting firms to review the CEO’s compensation package in light of CTT’s performance, compare it with others and make expert recommendations to assist the Committee in their review of the CEO’s total compensation.

For the year ended July 31, 2006, the Committee recommended, and the Board approved, a base salary for Dr. Freed of $325,000, a bonus of $60,000, and a grant of 50,000 stock options pursuant to the Stock Option Plan. In addition, a discretionary contribution of Common Stock valued at approximately $12,700 was made to Dr. Freed’s 401(k) account.

Compensation and Stock Option Committee:

Charles J. Philippin (Chairman)
Richard E. Carver
George W. Dunbar, Jr.

REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee (the “Audit Committee”) shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Acts”), except to the extent that CTT specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee reviewed and discussed with management our audited financial statements as of and for the year ended July 31, 2006, as well as our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the year ended July 31, 2006, before those reports were filed.

The Audit Committee discussed with our independent accountants, BDO Seidman, LLP, (“BDO”) (see also “Independent Public Accountants” below) the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as issued, modified or supplemented.

The Audit Committee received the written disclosures from BDO required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as issued, modified or supplemented. The Audit Committee discussed with BDO their independence from management and from CTT.

The Audit Committee discussed with BDO the overall scope, plans and budget for its audit. In addition, the Audit Committee meets with BDO regularly, with or without management present, to discuss the results of BDO’s examination, the evaluation of CTT's internal controls, and the overall quality of CTT’s financial reporting.

Based on the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the year ended July 31, 2006, be included in our Annual Report on Form 10-K for the year ended July 31, 2006.

Audit Committee:

John M. Sabin (Chairman)
Charles J. Philippin
Dr. Maria-Luisa Maccecchini

PERFORMANCE GRAPH

The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Acts”), except to the extent that CTT specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The performance graph compares cumulative total return (assuming reinvestment of dividends, if any) on our Common Stock for the five-year period shown, compared with the American Stock Exchange Market Index and a SIC code index made up of all public companies whose four-digit standard industrial code number (6794), includes patent owners and lessors and who have been public for the period covered by the graph, all for the fiscal years ended July 31, assuming $100 invested on August 1, 2001 in our Common Stock, the published SIC code index of public companies, and the American Stock Exchange Market Index.

	2002	2003	2004	2005	2006
Competitive
Technologies, Inc.	51.67	28.89	72.22	107.04	43.52
Industry Index - 6794	96.85	155.46	150.09	226.33	212.97
Broad Market AMEX Index	90.94	104.48	120.81	147.23	156.48

INDEPENDENT PUBLIC ACCOUNTANTS

BDO Seidman, LLP (“BDO”) served as independent public accountants for the year ended July 31, 2006, and the Audit Committee expects to select them to serve for the fiscal year ending July 31, 2007. We expect a representative of BDO to attend the annual meeting, to make a statement if he or she desires to do so, and to be available to respond to appropriate questions.

Fees Billed by Principal Accountants

The following table presents fees for professional services rendered by BDO and PricewaterhouseCoopers, LLC (“PWC”) for the years ended July 31, 2006 and 2005 (prior to 2003, PWC were our independent public accountants):

	2006	2005
	BDO	BDO	PWC
Audit Fees (A)	$109,000	$191,000	$--

Audit-Related Fees (B)	8,000	20,000	10,000

All Other Fees	--	2,000	--

Total	$117,000	$213,000	$10,000

(A)
Audit fees for 2005 include the audit of our internal controls over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002. No such audit was required in 2006. The Audit Committee pre-approved all 2006 and 2005 audit and Sarbanes-Oxley related services, except for de minimus amounts.

(B)
Audit-related fees were for assurance and related services. For 2006, they were in connection with a Registration Statement on Form S-1, while in 2005 they were in connection with a Registration Statement on Form S-3.

Audit Committee Pre-Approval of Services of Principal Accountants

The Audit Committee has the sole authority and responsibility to select, evaluate, determine the compensation of, and, where appropriate, replace the independent auditor. After determining that providing the non-audit services is compatible with maintaining the auditor’s independence, the Audit Committee pre-approves all audit and permitted non-audit services to be performed by the independent auditor, except for de minimus amounts. If it is not practical for the Audit Committee to meet to approve fees for permitted non-audit services, the Audit Committee has authorized its chairman, currently Mr. Sabin, to approve them and to review such pre-approvals with the Audit Committee at its next meeting.

PROPOSALS OF STOCKHOLDERS

Stockholders who wish to present proposals under SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with next year’s annual meeting of stockholders, must submit those proposals so that we receive them no later than 120 days before the mailing date of our Proxy Statement in connection with the upcoming January 16, 2007 annual meeting. If we meet this year’s expected mailing date of December 18, 2006, we must receive such proposals for next year’s annual meeting no later than August 20, 2007.

Stockholders who wish to present matters outside the processes of SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with the next year’s annual meeting of stockholders, must submit notice of those matters so that we receive them no later than 45 days before the mailing date of our Proxy Statement in connection with the January 16, 2007 annual meeting. If we meet this year’s expected mailing date of December 18, 2006, we must receive notice of such matters for next year’s annual meeting no later than November 3, 2007. Notice received after November 3, 2007 will be untimely and subject to the discretionary authority described in the last sentence of this Proxy Statement.

SOLICITATION OF PROXIES

We bear the cost of solicitation of proxies by the Board of Directors. In addition to being solicited by mail, proxies may be solicited personally or by telephone or electronically. We reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to principals in obtaining their proxies. The total amount of expenses in excess of the amount normally spent for an annual meeting to be spent in connection with this solicitation is estimated at $___________. In addition, we will retain [insert name here], to assist in soliciting proxies, for which services CTT will pay a fee of up to $__________, and reasonable out-of-pocket expenses. Under the retention agreement with [ ], CTT will generally indemnify and hold harmless [ ] and its affiliates against claims, costs, and expenses directly relating to [ ] services for CTT. [ ] will be the sole proxy solicitor retained by CTT in connection with the Annual Meeting. [ ] will employ approximately ______ (__) persons in connection with the solicitation of proxies.

Exhibit A sets forth certain information relating to CTT’s directors and officers and other employees who may be soliciting proxies on CTT’s behalf.

GENERAL

We bear the cost of solicitation of proxies. In addition to being solicited by mail, proxies may be solicited personally or by telephone or electronically. We reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to principals in obtaining their proxies.

Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and any other reports filed with or furnished to the SEC also are available on or through our website at www.competitivetech.net as soon as reasonably practicable after they are filed with or furnished to the SEC.

On written request, we will provide without charge (except for exhibits) to any record or beneficial owner of our securities, a copy of our Annual Report on Form 10-K filed with the SEC for the year ended July 31, 2006, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to our reasonable expenses in furnishing such exhibits. Written requests should be addressed to: Secretary, Competitive Technologies, Inc., 777 Commerce Drive, Suite 100, Fairfield, Connecticut, 06825.

Some brokers and other nominee record holders may be participating in the practice of “householding” corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We promptly will deliver a separate copy of this Proxy Statement to you if you call or write us at the following address or phone number: Secretary, Competitive Technologies, Inc., 777 Commerce Drive, Suite 100, Fairfield, Connecticut, 06825, telephone: (203) 368-6044. If in the future you want to receive separate copies of our corporate communications to stockholders, such as proxy statements and annual reports, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact us at the above address and phone number.

The Board of Directors is not aware of any matter that is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of CTT.

By Order of the Board of Directors,

/s/ Kristin A. Kreuder
Kristin A. Kreuder
Assistant Secretary
Dated: December 18, 2006

EXHIBIT A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC regulations, the members of the Board, CTT’s nominees and certain executive officers of CTT may be deemed ‘‘participants’’ with respect to CTT’s solicitation of proxies in connection with our Annual Meeting of Stockholders. Certain information about the persons who may be deemed ‘‘participants’’ is provided below.

Directors and Nominees

The names of our directors and director nominees are set forth below along with their principal address. The principal occupations of our directors who may be deemed participants in our solicitation are set forth in this Proxy Statement under ‘‘Board of Directors.’’

Name	Principal Business Address

Richard E. Carver	777 Commerce Drive, Suite 100, Fairfield, CT 06825
George W. Dunbar, Jr.	777 Commerce Drive, Suite 100, Fairfield, CT 06825
Donald J. Freed, Ph.D.	777 Commerce Drive, Suite 100, Fairfield, CT 06825
Maria-Luisa Maccecchini, Ph.D.	777 Commerce Drive, Suite 100, Fairfield, CT 06825
Charles J. Philippin	777 Commerce Drive, Suite 100, Fairfield, CT 06825
John M. Sabin	777 Commerce Drive, Suite 100, Fairfield, CT 06825

Officers and Employees

CTT’s executive officers who may be deemed ‘‘participants’’ in our solicitation of proxies are set forth below along with their position with CTT. Unless otherwise indicated, the principal occupation refers to such person’s position with CTT, and the business address is Competitive Technologies, Inc., 777 Commerce Drive, Suite 100, Fairfield, Connecticut 06825.

Name	Principal Occupation

Donald J. Freed, Ph.D.	President and Chief Executive Officer
Michael D. Davidson	Senior Vice President and Chief Financial Officer

Information Regarding Ownership of CTT’s Securities by Participants

The number of shares of common stock held by directors and the named executive officers is set forth under the ‘‘Beneficial Ownership of Shares’’ section of this Proxy Statement.

Information Regarding Transactions in CTT’s Securities by Participants

The following table sets forth purchases and sales of shares of CTT’s securities by the participants listed below during the past two years.

Name	Date	Number of shares of Common Stock Purchased or (Sold)*	Note

Directors:

Richard E. Carver	12/17/2004	1,000	A
	1/3/2005	1,384	B
	10/5/2005	2,000	A
	1/4/2006	2,500	B
	10/31/2006	2,000	A

George W. Dunbar	1/3/2005	1,384	B
	10/4/2005	2,200	A
	1/4/2006	2,500	B

Maria-Luisa Maccecchini	1/4/2006	2,500	B
	1/4/2006	2,000	A

Charles J. Philippin	1/3/2005	1,384	B
	10/4/2005	3,000	A
	1/4/2006	2,500	B

John M. Sabin	1/3/2005	1,384	B
	1/26/2005	(4,248)	C
	1/26/2005	20,000	D
	1/27/2005	(10,878)	E
	10/5/2005	500	A
	1/4/2006	2,500	B
	4/25/2006	(10,000)	E

Executive Officers:

Donald J. Freed	4/27/2005	12,500	D
	4/27/2005	(12,500)	E
	9/23/2005	1,693	F
	12/13/2005	2,500	A
	3/22/2006	2,000	A
	4/19/2006	1,500	A
	6/20/2006	3,000	A
	4/24/2006	1,000	A
	9/6/2006	5,357	F
	10/31/2006	2,000	A

Michael D. Davidson	9/23/2005	1,352	G
	6/21/2006	1,000	A
	9/6/2006	5,357	G

(A)	Acquired in an open market transaction(s).
(B)	Acquired through the 1996 Directors’ Stock Participation Plan.
(C)	Shares owned at least six months and tendered as payment for exercise price of stock options exercised.
(D)	Shares acquired as result of stock option exercise.
(E)	Shares sold in open market transaction(s).
(F)	Shares contributed to individual by CTT pursuant to company’s 401(k) plan.
(G)	Shares contributed to individual by CTT pursuant to company’s 401(k) plan, of which 5,032 are vested.

*Excludes common stock options granted under CTT’s 1997 Employees’ Stock Option Plan or 2000 Directors Stock Option Plan.

Miscellaneous Information Concerning Participants

Except as described in this Exhibit A or in this Proxy Statement, to the best knowledge of CTT, none of the participants nor any of their respective affiliates or associates (together, the ‘‘Participant Affiliates’’) (i) directly or indirectly beneficially owns any shares of common stock of CTT or any securities of any subsidiary of CTT or (ii) has had any relationship with CTT in any capacity other than as a stockholder, employee, officer or director. Furthermore, except as described in the Proxy Statement, to the best knowledge of CTT, neither any participant nor any Participant Affiliate, is either a party to any transaction or series of transactions since the beginning of fiscal year 2005 (8/1/2005), or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which CTT was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.

Except as described in this Proxy Statement, to the knowledge of CTT, no participant or Participant Affiliate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2007 Annual Meeting.

Except as described in the Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by CTT or any of its affiliates or any future transactions to which CTT or any of its affiliates will or may be a party. Except as described in the Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to any securities of CTT, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. During the past ten years no participant has been convicted of a crime more serious than a traffic violation or similar misdemeanor.

If you have any questions, require assistance in voting your proxy card, or need additional copies of proxy material, please call [     ] at (xxx) xxx-xxxx.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the
777 COMMERCE DRIVE	instructions to obtain your records and to create an electronic
SUITE 100	voting instruction form.
FAIRFIELD, CT 06825
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Competitive
Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call
and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-
paid envelope we have provided or return it to
Competitive Technologies, Inc., c/o ADP, 51 Mercedes
Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:					COTEC1		KEEP THIS PORTION FOR YOUR RECORDS
							DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMPETITIVE TECHNOLOGIES, INC.
Vote on Directors
1. Election of Directors				For	Withhold	For All	To withhold authority to vote for any
NOMINEES:				All	All	Except	individual nominee(s), mark “For All
							Except” and write the number(s) of the
01)	Richard E. Carver	04)	Maria-Luisa Maccecchini, Ph.D.	0	0	0	nominee(s) on the line below.
02)	George W. Dunbar, Jr.	05)	Charles J. Philippin
03)	Donald J. Freed, Ph.D.	06)	John M. Sabin

A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present, then that one, shall have and exercise all of the powers of said Proxy Committee.

This Proxy will be voted as directed, but if no direction is indicated, it will be voted FOR election of the nominees named in proposal one. On other matters that may come before said meeting, this proxy will be voted in the discretion of the afore-named Proxy Committee indicated on the reverse side.

Note:	Please sign exactly as your name or names appear(s) on this Proxy.
When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Preliminary Copies

ANNUAL MEETING OF STOCKHOLDERS OF

COMPETITIVE TECHNOLOGIES, INC.

January 16, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
Please detach along perforated  line and mail in the envelope provided.

COMPETITIVE TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS, JANUARY 16, 2007

The undersigned stockholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints SHARON A. GARBER and KRISTIN A. KREUDER (the "Proxy Committee"), each with full power of substitution, as attorneys and proxies to vote all the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company to be held on Tuesday, January 16, 2007, at 10:00 a.m. local time at the American Stock Exchange 86 Trinity Place, New York, New York 10006, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated on the reverse side, and for transacting of such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the December 18, 2006 Proxy Statement for said meeting:

(Continued and to be signed on the reverse side)